UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 10, 2009

                                -----------------


                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

    California                     001-33897                   46-0476193
  (State or other           (Commission File Number)        (I.R.S. Employer
   jurisdiction                                          Identification Number)
 of incorporation)

            27710 Jefferson Avenue
                  Suite A100
             Temecula, California                               92590
   (Address of principal executive offices)                   (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]

Item 4.01 - Changes in Registrant's Certifying Accountant.

         On April 15, 2009, Temecula Valley Bancorp Inc. (the "Company") engaged Squar, Milner, Peterson, Miranda & Williamson, LLP ("Squar Milner") as the Company's new independent registered public accounting firm to audit the Company's financial statements for the year ending December 31, 2009 and dismissed Crowe Horwath LLP ("Crowe Horwath") as the Company's independent registered public accounting firm. The decision to dismiss Crowe Horwath and engage Squar Milner was approved by the Company's audit committee on April 10, 2009.

The reports of Crowe Horwath on the financial statements of the Company for the years ended December 1, 2008 and 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that as previously disclosed by the Company in its Annual Report on Form 10-K for the year ended December 31, 2008, Crowe Horwath's report on the financial statements of the Company as of and for the year ended December 31, 2008 contained a paragraph stating: "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note B to the financial statements, the Company has suffered significant losses from operations in 2008 and has capital deficiencies that are required to be addressed under the consent order to cease and desist issued to the bank subsequent to December 31, 2008 and has reported capital ratios at the bank and holding company that classify each as undercapitalized at December 31, 2008 that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         During the period from January 1, 2007 through the date of Crowe Horwath's dismissal, there have been no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Crowe Horwath on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Crowe Horwath would have caused it to make reference to the subject matter of such disagreements in their reports on the financial statements for such periods. Further, there have been no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K), except that, as previously disclosed by the Company in its Annual Report on Form 10-K for the year ended December 31, 2008, Crowe Horwath reported that the Company did not maintain effective internal control over financial reporting as of December 31, 2008 for accounting for significant estimates including the allowance for loan losses, valuation allowance on real estate owned, valuation allowance on loans held for sale, valuation allowance for deferred taxes as well as determining the collectibility of other loan related assets.

         Neither the Company nor anyone acting on its behalf consulted with Squar Milner during the period from January 1, 2007 through the date of Crowe Horwath's dismissal regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

         The Company provided Crowe Horwath with a copy of this Current Report of Form 8-K and requested that Crowe Horwath furnish the Company with a letter addressed to the Securities Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Crowe Horwath, dated April 15, 2009, stating that it agrees with the statements concerning its firm contained herein is attached hereto as Exhibit 16.1.

Item 9.01 - Financial Statements and Exhibits.

(c)     Exhibits.
        ---------

Exhibit No.        Description

16.1 Letter dated April 15, 2009 from Crowe Horwath LLP to the Securities and Exchange Commission regarding change in certifying accountant of the Company






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    TEMECULA VALLEY BANCORP INC.


Date:  April 15, 2009                               By:   /s/ FRANK BASIRICO
                                                        ------------------------
                                                        Frank Basirico
                                                        Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.                             Description
-----------                             -----------

16.1 Letter dated April 15, 2009 from Crowe Horwath LLP to the Securities and Exchange Commission regarding change in certifying accountant of the Company